                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 -------------

                                   FORM 8-K/A

                                Amendment No. 2


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 1996
                                                  -------------

                           CITYSCAPE FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)

        DELAWARE                  0-27314                 11-2994671
        --------                  -------                 ----------
State or Other Jurisdiction     Commission              (IRS Employer
     of Incorporation           File Number          Identification No.)

  565 Taxter Road, Elmsford, New York                   10523-5200
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(Address of Principal Executive Offices)                 Zip Code

Registrant's telephone number, including area code:  (914) 592-6677
                                                     --------------

                         ------------------------------
                         Former name or former address,
                          if changed since last report

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (c)  Exhibits


                a-1    Report of Independent Auditors

                a-2 Statements of Financial Condition at September 30, 1994 and 1995 and March 31, 1996 (unaudited)

                a-3 Statement of Operations for the years ended September 30, 1993, 1994 and 1995 and for the six months ended March 31, 1995 (unaudited) and 1996 (unaudited)

                a-4 Statements of Stockholders' Equity for the years ended September 30, 1993, 1994 and 1995 and for the six months ended March 31, 1996 (unaudited)

                a-5 Statements of Cash Flows for the years ended September 30, 1993, 1994 and 1995 and for the six months ended March 31, 1995 (unaudited) and 1996 (unaudited)

                a-6     Notes to Financial Statements

                b-1 Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1995 and the three months ended March 31, 1996

               23.1    Consent of Independent Auditors

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 2 to Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CITYSCAPE FINANCIAL CORP.
                                               (Registrant)


                                        By:     /s/ Tim S. Ledwick
                                                ------------------------------
                                        Name:   Tim S. Ledwick
                                        Title:  Chief Financial Officer
                                                (as chief accounting officer
                                                and on behalf of the registrant)



Dated:  January 30, 1997

                               INDEX TO EXHIBITS

Exhibits        Description                                                Page
--------        -----------                                                ----
 a-1            Report of Independent Auditors

 a-2 Statements of Financial Condition at September 30, 1994 and 1995 and March 31, 1996 (unaudited)

 a-3            Statement of Operations for the years ended September
                30, 1993, 1994 and 1995 and for the six months ended
                March 31, 1995 (unaudited) and 1996 (unaudited)

 a-4            Statements of Stockholders' Equity for the years ended
                September 30, 1993, 1994 and 1995 and for the six months ended March 31, 1996 (unaudited)

 a-5            Statements of Cash Flows for the years ended September
                30, 1993, 1994 and 1995 and for the six months ended
                March 31, 1995 (unaudited) and 1996 (unaudited)

 a-6            Notes to Financial Statements

 b-1 Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1995 and the three months ended March 31, 1996

23.1            Consent of Independent Auditors